UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


Date of Report
 (Date of earliest event reported)            July 16, 1998 (July 14, 1998)


                 ENTERTAINMENT PROPERTIES TRUST
      (Exact name of Registrant as specified in its charter)


        Maryland                                               43-179877
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                    Identification No.)


        One Kansas City Place
1200 Main Street, Suite 3250, Kansas City, Missouri             64105
     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code          (816) 472-1700


___________________________________________________________________________
           (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

        Entertainment Properties Trust (the "Company") issued a press release on July 14, 1998, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference, announcing the FFO of $.46 (cents) for second quarter results.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS.  The following Exhibits are filed with this report:

EXHIBIT NO.        DESCRIPTION

      99           Press Release, issued July 14, 1998.


                           SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                  ENTERTAINMENT PROPERTIES TRUST

                                  By: /s/  R. Scott Christian
                                       R. Scott Christian, Treasurer


Date:  July 16, 1998